EXHIBIT H
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EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
                (EWGs and FUCOs)

SEI Holdings, Inc. (Holdings)
(100% - The Southern Company)

       Southern Energy, Inc. (Project Development)
       (100% - SEI Holdings, Inc.)

                 SEI Operadora de Argentina, S.A. (FUCO) (99.99% - Southern Energy, Inc.; .01% - SEI Holdings, Inc.)

                 Southern Electric International Asia, Inc. (Special Purpose Subsidiary - Project Development)
                 (100% - Southern Energy, Inc.)

                 Southern Electric International, GmbH (Special Purpose Subsidiary - Project Development) (100% - Southern Energy, Inc.)

       Asociados de Electricidad, S.A. (Intermediate Subsidiary)
       (99.99% - SEI Holdings, Inc.; .01% - Foreign Corporation)

              SEI y Asociados de Argentina, S.A. (Intermediate Subsidiary)
              (14% - Asociados de Electricidad, S.A.; 80% - SEI Holdings, Inc.: 5% - Foreign Corporation;
               1% - Domestic Company)

                    Hidroelectrica Alicura, S.A. (FUCO)
                    (59% - SEI y Asociados de Argentina, S.A.; 41% - Foreign Government)

       Southern Electric, Inc. (EWG)
       (100% - SEI Holdings, Inc.)

       Southern Energy North America, Inc. (Domestic Holdings)
       (100% - SEI Holdings, Inc.)

              Southern Energy Trading and Marketing, Inc. (Energy-Related Company) (100% - Southern Energy North America, Inc.)

              SEI Birchwood, Inc. (Intermediate Subsidiary)
              (95% - Southern Energy North America, Inc.; 5% - Southern Energy Trading and Marketing, Inc.)

                    Birchwood Power Partners, LP (EWG)
                    (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

                    Greenhost, Inc. (Special Purpose Subsidiary)
                    (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

              SEI Hawaiian Cogenerators, Inc. (Intermediate Subsidiary) (100% - Southern Energy North America, Inc.)

              Southern Energy-Cajun, Inc. (Intermediate Subsidiary) (100% - Southern Energy North America, Inc.)

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ELECTRIC UMBRELLA COMPANIES

       Southern Energy North-America, Inc. - CONTINUED

                    Louisiana Generating, LLC  (Intermediate Subsidiary)
                    (40% - Southern Energy-Cajun, Inc.;60% - Domestic Corporations)

              SEI State Line, Inc. (EWG)
              (100% - Southern Energy North America, Inc.)

                    State Line Energy, L.L.C. (EWG)
                    (100% - SEI State Line, Inc.)

       Southern Energy International, Inc. (Foreign Holdings)
       (100% - SEI Holdings, Inc.)

              Southern Energy Asia, Inc. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)

                    Consolidated Electric Power Asia (Intermediate Subsidiary - with 56 subsidiaries)
                    (3.5% - Southern Energy Asia, Inc.; 96.5% - Foreign Corporation)

              Southern Electric International - Europe, Inc. (Intermediate Subsidiary)
              (100% - Southern Energy International, Inc.)

                    Southern Electric International - Netherlands, BV (Intermediate Subsidiary) (100% - Southern Electric International - Europe, Inc.)

                  Zamojska Spolka Energetycnza Sp.z.o.o. (FUCO)
                              (49% - Southern Electric International - Netherlands, BV;51% Foreign Company)
                    Southern Electric International - Europe Limited (Special Purpose Subsidiary - Project
Development) (100% - Southern Electric International - Europe, Inc.)

                    Southern Electric International Finance, Inc. (Intermediate Subsidiary)
                    (100% - Southern Electric International - Europe, Inc.)

                    The Southern Company - Europe, PLC (Intermediate Subsidiary)
                    (99.99%  - Southern Electric International - Europe, Inc.; .01% SEI Holdings, Inc.)

                    Southern Investments UK  Holdings, Ltd.  (Intermediate Subsidiary)
                    (75% - Southern Electric International - Europe, Inc.; 25% Domestic Corporation)

                           Southern Investment UK PLC (Intermediate Subsidiary) (100% - Southern Investment Holdings, Ltd.)

                                 South Western Electricity PLC (FUCO)
                                 (100% - Southern Investment UK PLC)

              Southern Energy-Newco2, Inc. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)


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EXHIBIT H - ORGANIZATION CHART - SEI UMBRELLA COMPANIES

                    SEI Chile, SA (Intermediate Subsidiary) (100% - Southern Energy-Newco 2, Inc.)

                           Inversiones SEI Chile Limitada (Intermediate
                           Subsidiary) (99% - SEI Chile, SA; 1% - SEI Holdings, Inc.)

                           Electrica SEI Chile Limitada (Intermediate
                           Subsidiary) (99% - SEI Chile, SA; 1% - Southern Energy International, Inc.)

                 Empressa Electrica del Norte Grande, SA (FUCO)
                                 (26.63% - Inversiones SEI Chile Limitada; 38.35% - Electrica SEI Chile
Limitada; 10.67% - Foreign Government; 24.35% - Natural Persons)

                                        Sitranor, SA (Transmission Subsidiary)
                                        (60% - Empressa Electrica del Norte Grande, SA;
                                        40% - Foreign Government)

                           Energia del Pacifico, SA (Intermediate Subsidiary) (99.9% - SEI Chile, SA; .1% - Inversiones SEI Chile Limitada)

                    Southern Electric Bahamas Holdings, Ltd. (Intermediate Subsidiary)
                    (100% - Southern Energy-Newco 2, Inc.)

                           Southern Electric Bahamas Ltd. (Intermediate Subsidiary)
                           (100% - Southern Electric Bahamas Holdings, Ltd.)

                  ICD Utilities, Ltd. (Intermediate Subsidiary)
           (25% - Southern Electric Bahamas, Ltd.;75% Foreign Company)
                       Freeport Power Company Ltd. (FUCO)
        (50% - Southern Electric Bahamas Ltd.; 50% -ICD Utilities, Ltd.)

                    Cayman Energy Traders (Intermediate Subsidiary) (100% Southern Energy-Newco2, Inc.)

                    SEI Beteilligungs, GmbH (Intermediate Subsidiary) (100% - Southern Energy-Newco 2, Inc.)

                           P.T. Tarahan Power Company (FUCO)
                           (55% - SEI Beteilligungs, GmbH; 2.5% - Domestic Corporation;
                           42.5% - Foreign Company)

                    Southern Electric Brasil Participacoes, Limitada (Intermediate Subsidiary) (99% - Southern Energy International, Inc.; 1% - SEI Holdings, Inc.)

                           Southern Energy E Associados Participacoes, S.A. (Intermediate Subsidiary)
                           (99% Southern Electric Brasil Participacoes, Limitada; 1% Southern Energy
                            International, Inc.)

              Southern Electric International Trinidad, Inc. (EWG) (100% - Southern Energy International, Inc.)

EXHIBIT H - ORGANIZATION CHART - SEI UMBRELLA COMPANIES

       Southern Energy International, Inc. - CONTINUED
              Southern Electric International Trinidad, Inc. - CONTINUED

                    The Power Generation Company of Trinidad & Tobago Ltd. (EWG)
                    (39% - Southern Electric International Trinidad, Inc.; 51% - Foreign Government;
                    10% - Domestic Corporation)

       Southern Energy Finance Company, Inc. (Intermediate Subsidiary) (100% SEI Holdings, Inc.)

              EPZ Lease, Inc.  (Intermediate Subsidiary)
              (100% Southern Energy Finance Company, Inc.)

                    EPZ Lease, LLC (Intermediate Subsidiary)
                    (99% EPZ Lease, Inc.;1% Southern Energy Finance Company, Inc.)

                              EPZ Lease Holding A, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                        EPZ Lease Trust A (FUCO)
                                        (100% (Beneficial)EPZ Lease Holding  A, LLC)

                              EPZ Lease Holding B, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                        EPZ Lease Trust B (FUCO)
                                        (100% (Beneficial) EPZ Lease Holding  B, LLC)

                              EPZ Lease Holding C, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                        EPZ Lease Trust C (FUCO)
                                        (100% (Beneficial) EPZ Lease Holding  C, LLC)

Energia de Nuevo Leon, SA De CV (FUCO)
(33 1/3% - The Southern Company; 33 1/3% Foreign Corporations; 33 1/3% - Foreign Government)



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